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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549
                                ----------------------
                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          MAY 23, 1997

                              TCF Financial Corporation
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                (Exact name of registrant as specified in its charter)

                                       Delaware
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                    (State or other jurisdiction of incorporation)

         0-16431                                      41-1591444
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Commission File Number                      (IRS Employer Identification No.)

             801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                       (Address of principal executive offices)




    (612) 661-6500
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Registrant's Telephone Number


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Item 5.  OTHER EVENTS

         On May 23, 1997, TCF Financial Corporation (the "Registrant") announced that its subsidiary Great Lakes National Bank Michigan, Ann Arbor, will open six bank branches at Kroger Company of Michigan stores (Kroger). In addition, TCF announced an agreement to sell the branches and $130 million in deposits of Great Lakes National Bank Ohio, Hamilton, to Fifth Third Bancorp, Cincinnati, for $11 million. The sale is subject to regulatory approval and is expected to close in the third quarter.

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Registrant's press release relating to this event dated May 23, 1997.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press Release dated May 23, 1997.


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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 30, 1997

                                       TCF FINANCIAL CORPORATION

                                       By   /s/ Ronald J. Palmer
                                            -----------------------------------
                                            Ronald J. Palmer
                                       Its  Treasurer and Chief Financial
                                            Officer